UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

We held our Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, May 5, 2017, in Houston, Texas. Set forth below are the final voting results on each matter submitted to a vote of stockholders at the Annual Meeting. Each proposal is described in more detail in our Proxy Statement for the Annual Meeting dated March 24, 2017.

Proposal 1: The stockholders elected each of the eight director nominees to our Board of Directors for a one-year term, with the voting results as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John F. Bookout, III	172,787,083	3,260,994	44,673,898
David Dickson	172,787,246	3,260,831	44,673,898
Stephen G. Hanks	172,623,811	3,424,266	44,673,898
Erich Kaeser	173,464,188	2,583,889	44,673,898
Gary P. Luquette	173,441,763	2,606,314	44,673,898
William H. Schumann, III	173,317,118	2,730,959	44,673,898
Mary L. Shafer-Malicki	172,633,750	3,414,327	44,673,898
David A. Trice	172,735,064	3,313,013	44,673,898

Proposal 2: The stockholders approved the advisory vote on executive compensation, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
169,819,574	5,706,556	521,947	44,673,898

Proposal 3: The stockholders approved, on an advisory basis, the holding of the advisory vote on executive compensation every year, with the voting results as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
152,971,603	428,699	21,774,031	873,744	44,673,898

Proposal 4: The stockholders ratified the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the year ending December 31, 2017, with the voting results as follows:

For	Against	Abstentions
218,369,326	1,637,447	715,202

In light of the voting results with respect to the frequency of stockholder votes on executive compensation, our Board of Directors has determined that we will hold an annual advisory vote on executive compensation until the next advisory vote on the frequency of stockholder votes on executive compensation, or until the Board of Directors determines it in the best interest of McDermott to hold such vote with different frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart Spence
Stuart Spence
Executive Vice President and Chief Financial Officer

May 5, 2017